Long-Term Incentive Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Long-Term Incentive Compensation [Abstract]
Long-Term Incentive Compensation

NOTE 11

Long-Term Incentive Compensation

The Company maintains an equity incentive plan to govern awards granted to Exelis employees and directors under the prior ITT plans and to provide for awards, including non-qualified stock options (NQOs), restricted stock units (RSUs), total shareholder return (TSR) awards, and other awards that are granted to certain of our employees and directors.

Long-term incentive compensation costs are primarily recorded within selling, general and administrative (SG&A) expenses, and are reduced by an estimated forfeiture rate. The following table provides the impact of these costs in our unaudited Condensed Consolidated and Combined Statements of Operations:

	Three Months Ended March 31,
	2012	2011
Compensation cost on equity-based awards	$5	$2
Compensation cost on liability-based awards	—	1

Total compensation costs, pre-tax	$5	$3

Future tax benefit	$2	$1

At March 31, 2012, total unrecognized compensation costs related to non-vested NQOs, RSUs, TSR awards and restricted stock awards (RS) were $16, $29, $4 and $3, respectively, which are expected to be recognized ratably over a weighted-average period of 2.5 years, 2.7 years, 3.0 years and 1.0 years, respectively.

The following table provides a summary of the activities for NQOs and restricted stock, including RSUs and RS, for the three months ended March 31, 2012:

	Stock Options		Restricted Stock
	Shares	Weighted Average Exercise Price(a)	Shares	Weighted Average Grant Date Fair value (a)
Outstanding at January 1, 2012	10.59	$10.65	3.51	$10.93
Granted	3.00	11.19	1.14	11.18
Exercised	(1.39)	9.66	—	—
Vested	—	—	(0.76)	7.64
Canceled or expired	(0.05)	11.84	(0.03)	11.92

Outstanding at March 31, 2012	12.15	$10.89	3.86	$11.65

(a)	In whole dollars.

During the three months ended March 31, 2012, we granted long-term incentive awards to employees consisting of 3.0 NQOs and 1.1 RSUs with respective grant date fair values (in whole dollars) of $1.96 and $11.18. The NQOs vest annually in three equal installments and have a ten-year expiration period. RSUs vest on the completion of a three-year service period. We also granted TSR awards with an aggregate target value of $4 that are cash settled at the end of a three-year performance period.

The fair values of NQOs are estimated on the date of grant using the Black-Scholes model. The fair values of RSUs are determined based on the closing price of Exelis common stock on the date of grant. The fair values of TSR awards are measured quarterly based on the Company’s performance relative to the performance of a concentrated group of our peer companies and the S&P 1500 Aerospace and Defense index. Depending on the Company’s performance during the three-year performance period, payment can range from 0% to 200% of the target value.

The following table details the weighted average assumptions utilized in determining the fair value of the NQOs granted during the three months ended March 31, 2012.

Dividend yield	3.69%
Expected volatility	27.1%
Expected life (in years)	7.0
Risk-free rates	1.41%
Grant date fair value (in whole dollars)	$1.96

NOTE 15

Long-Term Incentive Compensation

The Company maintains an equity incentive plan (the “2011 Omnibus Incentive Plan” or the “Plan”) which became effective on October 31, 2011, following the Spin-off from ITT. ITT maintained similar plans, ITT 2003 Equity Incentive Plan and the ITT 1997 Long-Term Incentive Plan, which governed the awards granted to our employees and directors prior to the Spin-off. The 2011 Omnibus Incentive Plan was established to govern the awards granted to Exelis employees and directors under the prior ITT plans and provides for awards of non-qualified stock options and incentive stock options, restricted stock and restricted stock units, stock appreciations rights (SARs) and other awards that will be granted to certain of our employees and directors subsequent to the Spin-off. Under the Plan, there are 28.0 shares of common stock reserved and authorized for issuance. At December 31, 2011, there were 14.2 awards granted under the Plan with 13.8 shares remaining available for future awards.

Disclosures prior to October 31, 2011 represent our portion of the plans maintained by ITT in which our employees and directors participated. Equity awards granted prior to the Spin-off were denominated in ITT common shares. ITT’s long-term incentive award program was comprised of three components: non-qualified stock options (NQOs), restricted stock (RS) or restricted stock units (RSUs) and target cash awards called Total Shareholder Return (TSR) awards. We account for NQOs, RSUs and RS as equity-based compensation awards. TSR awards were cash settled and accounted for as liability-based compensation. On October, 31, 2011, ITT converted or adjusted outstanding NQOs, RSUs and RS to replacement awards denominated in Exelis common shares. TSR awards were settled in cash or converted to RSUs. The manner of conversion for each award reflected a mechanism intended to preserve the intrinsic value of each award, and generally on terms which were in all material respects identical to the terms of the awards it replaced. The fair value of the converted Exelis stock awards immediately following the Spin-off was higher than for the fair value of such awards immediately prior to the Spin-off. As a result, we incurred incremental compensation expense of approximately $2.3, which was recognized immediately.

Long-term incentive compensation costs for grants to employees are reduced by an estimated forfeiture rate, and are primarily recorded within SG&A expenses. These costs impacted our consolidated and combined results of operations as follows:

	Year Ended December 31,
	2011	2010	2009
Compensation costs on equity-based awards(1)	$18	$8	$7
Compensation costs on liability-based awards	—	(2)	2

Total compensation costs, pre-tax	$18	$6	$9

Future tax benefit	$7	$2	$3

(1)	Includes $2.3 incremental cost recognized resulting from the conversion or adjustment of outstanding NQOs in connection with the Spin-off.

At December 31, 2011, total unrecognized compensation cost related to non-vested NQOs, RSUs and RS awards was $11, $19 and $4, respectively, which are expected to be recognized ratably over a weighted-average period of 2.5 years, 3 years and 1 year, respectively.

Non-Qualified Stock Options

NQOs generally vest in one-third increments over three years following the date of grant and are exercisable for periods up to seven or ten-years from the date of grant at a price equal to the fair market value of common stock at the date of grant except for awards that were outstanding on October 31, 2011 and were revalued as a result of the Spin-off. Options granted between 2004 and 2009 were awarded with a term of seven years. Options granted prior to 2004 and after 2009 were awarded with a term of ten years. The NQOs outstanding at Spin-off retained the vesting schedule of the original ITT NQOs awards.

A summary of the status of our NQOs as of December 31, 2011, 2010 and 2009 and changes during the years then ended is presented below. Note that the activities presented for 2011 prior to the Spin-off, 2010 and 2009 represent the stock options held by Exelis employees under the ITT long-term incentive award program.

	Year Ended December 31,
	2011		2010		2009
Stock Options	Shares	Weighted- Average Exercise Price(b)	Shares	Weighted- Average Exercise Price(b)	Shares	Weighted- Average Exercise Price(b)
Outstanding at January 1,	1.82	$41.41	2.04	$38.97	2.07	$38.17
Granted	0.20	57.69	0.17	53.04	0.20	33.40
Exercised	(0.46)	39.08	(0.34)	31.31	(0.21)	24.01
Canceled or expired	(0.03)	48.08	(0.05)	47.51	(0.02)	49.82

Outstanding at Spin-off	1.53	$45.97	—	$—	—	$—
Conversion related to Spin-off(a)	5.16	—	—	—	—	—

Post Spin-off activities
Granted	3.98	10.95	—	—	—	—
Exercised	(0.08)	5.74	—	—	—	—

Outstanding at December 31,	10.59	$10.65	1.82	$41.41	2.04	$38.97

Options exercisable at December 31,	4.42	$9.89	1.52	$40.63	1.74	$38.65

(a)	The weighted average grant date fair value of the stock options converted is equal to the weighted average grant date fair value of such stock options prior to the Spin-off, reduced by the Spin-off conversion adjustment. Included in the conversion related to Spin-off are awards related to employees who transferred among ITT, Xylem Inc. and Exelis as a result of the Spin-off.
(b)	In whole dollars.

The intrinsic value of options exercised (which is the amount by which the stock price exceeded the exercise price of the options on the date of exercise) during 2011, 2010 and 2009 was $9, $7 and $5, respectively.

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2011:

	Options Outstanding				Options Exercisable
Range of Exercise Prices (in whole dollars)	Number	Weighted- Average Remaining Contractual Life (in Years)	Weighted- Average Exercise Price	Aggregate Intrinsic Value	Number	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price	Aggregate Intrinsic Value
$ 5.74 – $8.68	2.11	2.62	$7.66	$2.94	1.67	2.20	$7.69	$2.27
$ 8.78 – $13.26	8.42	6.96	11.37	—	2.69	1.66	11.14	—
$ 15.04 – $15.12	0.06	3.10	15.07	—	0.06	3.10	15.07	—

	10.59	6.07	$10.65	$2.94	4.42	1.88	$9.89	$2.27

The aggregate intrinsic value in the preceding table represents the total pre-tax intrinsic value, based on Exelis’s closing stock price of $9.05 (in whole dollars) on December 31, 2011, which would have been received by the option holders had all option holders exercised their options as of that date. The number of options “out-of-the money” as of December 31, 2011, included as exercisable in the preceding table was 2.7.

As of December 31, 2011, the total number of stock options expected to vest (including those that have already vested) was 10.2. These stock options have a weighted-average exercise price of $10.63 (in whole dollars), an aggregate intrinsic value of $3 and a weighted average remaining contractual life of 5.95 years.

The fair value of the stock options granted prior to the Spin-off under the ITT long-term incentive award program were valued by ITT utilizing a binomial lattice pricing valuation model. The fair value of stock options granted by Exelis subsequent to the Spin-off was valued by Exelis utilizing a Black-Scholes valuation model. The Black-Scholes model was utilized subsequent to the Spin-off because the significant amount of detailed historical exercise behavior data required to develop appropriate assumptions required by a binomial lattice model does not exist specific to Exelis due to the Spin-off.

The following assumptions were utilized in deriving the fair value for NQOs granted from October 31, 2011 to December 31, 2011 under the Black-Scholes model, and for the years ended December 31, 2010 and 2009 under the lattice model.

	Year Ended December 31,
	2011	2010	2009
Dividend yield	3.77%	1.88%	2.54%
Expected volatility	27.1%	27.06%	38.77%
Expected life (in years)	7.0	7.0	4.7
Risk-free rates	1.51%	3.06%	2.20%
Weighted-average grant date fair value	$1.92	$14.50	$9.60

Black-Scholes. Dividend yield is based on the announced dividend as of the grant date annualized and divided by the grant date stock price. Volatility is based on daily average volatility of our peer group companies over 7 years, which is consistent with the expected term. Peer group companies were selected from companies with Exelis’s industry that most closely match our business, including size, diversification, customer base. The expected term of the stock option represents the estimated period of time until exercise and is based on the vesting period of the award and the estimated exercise patterns of employees. The risk-free rate is based on the United States Treasury stripped coupon rates with maturities corresponding to the expected term of 7 years, measured as of the grant date.

Lattice Model. Stock options granted prior to the Spin-off were calculated based on historical ITT employee exercise behavior. Expected volatilities were based on ITT’s historical stock price volatility and, implied volatilities derived from traded options on ITT’s stock. ITT used historical data to estimate option exercise and employee termination behavior within the valuation model. Employee groups and option characteristics were considered separately for valuation purposes. The expected life represented an estimate of the period of time options are expected to remain outstanding. The expected life provided above represents the weighted average of expected behavior for certain groups of employees who had historically exhibited different behavior. The risk-free rate was based on the U.S. Treasury yield curve in effect at the time of option grant.

Restricted Stock and Restricted Stock Units

Under the Plan, restricted stock and restricted stock units typically vest three years from the date of grant. Holders of restricted stock have the right to receive dividends and vote the shares. Restricted stock units accrue dividends; however the dividends are forfeited if the restricted stock units do not vest. Restricted stock units have no voting rights. If an employee leaves the Company prior to vesting, whether through resignation or termination for cause, the restricted stock or restricted stock unit is forfeited. If an employee retires or is terminated other than for cause, a pro rata portion of the restricted stock or restricted stock unit may vest. The restricted stock awards and restricted stock units outstanding at Spin-off retained the vesting schedule of the original ITT awards.

The table below provides a roll-forward of outstanding restricted stock and restricted stock units for each of the previous three years ended.

	Year Ended December 31,
	2011		2010		2009
Restricted Stock	Shares	Weighted Average Grant Date Fair Value(b)	Shares	Weighted Average Grant Date Fair Value(b)	Shares	Weighted Average Grant Date Fair Value(b)
Outstanding at January 1,	0.51	$45.17	0.46	$44.25	0.35	$53.98
Granted	0.18	57.52	0.20	53.06	0.23	33.86
Vested	(0.13)	50.18	(0.11)	55.89	(0.11)	52.81
Canceled	—	—	(0.04)	45.56	(0.01)	46.98

Outstanding at Spin-off	0.56	47.49	—	—	—	—
Conversion related to Spin-off(a)	1.93	—	—	—	—	—

Post Spin-off activities
Granted	1.02	10.95	—	—	—	—

Outstanding at December 31,	3.51	$10.93	0.51	$45.17	0.46	$44.25

(a)	The weighted average grant date fair value of the stock options converted is equal to the weighted average grant date fair value of such stock options prior to the Spin-off, reduced by the Spin-off conversion adjustment. Included in the conversion related to Spin-off are awards related to employees who transferred among ITT, Xylem Inc. and Exelis as a result of the Spin-off.
(b)	In whole dollars.

Total Shareholder Return Awards

Prior to October 31, 2011, TSR awards provided performance-based cash award incentives to our key employees. TSR awards were accounted for under stock-compensation principals of accounting as liability-based awards. The fair value of TSR awards was determined at the conclusion of the three-year performance period by measuring ITT’s relative total shareholder return performance against the total shareholder return performance of other stocks generally comprising the S&P Industrials Index, with the number of companies included in the applicable benchmark group ranging from 312 to 365 as of December 31, 2010.

In connection with the Spin-off, TSR awards were either settled in cash for the uncompleted performance period for the 2009 TSR awards, or replaced with RSUs for the remaining performance period for the 2010 and 2011 TSR awards. TSR awards granted during 2009 were settled in cash at value equal to the uncompleted portion at target, which totaled $0.1. TSR awards granted in 2010 and 2011 were converted to replacement RSUs equal to the unvested portion at target divided by the closing price of Exelis common stock on the date of grant. We granted 0.3 replacement RSUs on November 7, 2011, with weighted-average grant date fair value of $10.95. The replacement RSUs vest on December 31, 2013 and December 31, 2014.